Supplement dated October 4, 2000
                        to Prospectuses dated May 1, 2000
                                       for
                             JPF SEPARATE ACCOUNT B
                of Jefferson Pilot LifeAmerica Insurance Company


This supplement updates certain information contained in the section entitled "The Company" on page 23 of the Ensemble II prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference.

The last paragraph on page 23 of the Ensemble II prospectus should be amended by deleting the first sentence in its entirety and replacing it with the following sentence:

     "We are currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A++ (Superior) by A.M. Best & Company."